UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21735

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

(Exact Name of registrant as Specified in Charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Alan R. Dynner

The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(registrant’s Telephone Number)

December 31

Date of Fiscal Year End

December 31, 2006

Date of Reporting Period

Item 1. Reports to Stockholders

Annual Report December 31, 2006

EATON VANCE
TAX-MANAGED
BUY-WRITE
OPPORTUNITIES
FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS, AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy ("Privacy Policy") with respect to nonpublic personal information about its customers:

•  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer's account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer's account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser's privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance's Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at
1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the Securities and Exchange Commision's website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC's public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to Portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC's website at www.sec.gov.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

I N V E S T M E N T   U P D A T E

The Fund

•       Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is a diversified, closed-end investment company traded on the New York Stock Exchange under the symbol ETV.

•       Based on share price, Eaton Vance Tax-Managed Buy-Write Opportunities Fund had a total return of 26.70% for the year ended December 31, 2006. This return resulted from an increase in share price to $20.37 on December 31, 2006, from $17.75 on December 31, 2005, and the reinvestment of $1.90 in quarterly distributions.

•       Based on net asset value (NAV), the Fund had a total return of 11.69% for the year ended December 31, 2006. This return resulted from an increase in NAV per share to $19.23 on December 31, 2006, from $19.01 on December 31, 2005, and the reinvestment of $1.90 in quarterly distributions.

•       For comparison, the CBOE S&P 500 BuyWrite Index – an unmanaged stock-plus-covered-call index created and maintained by the Chicago Board Options Exchange – had a return of 13.33% during the same period.(1) The S&P 500 Stock Index – a broad-based, unmanaged, market index commonly used as a measure of overall U.S. stock market performance – had a total return of 15.78% during the same period.(1)

The Nasdaq 100 Index – an unmanaged index that includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq – had a total return of 6.79% during the same period.(1)

•       The Fund’s Lipper peer group, Lipper Options Arbitrage/Options Strategies Funds Classification, had a total return of 13.71% at NAV during the same period.(1)

Management Discussion

•       The Fund’s primary objective is to provide current income and gains, with a secondary objective of capital appreciation. In pursuing these objectives, the Fund invests in a diversified portfolio of common stocks, a segment of which seeks to exceed the performance of the S&P 500 Stock Index(1) and a segment of which seeks to exceed the performance of the NASDAQ 100 Index;(1) sells S&P 500 Index and NASDAQ 100 Index call options on a continuous basis; and employs a number of tax-management strategies.

•       The U.S. stock market moved modestly higher through April 2006, but underwent a sharp correction in May and June 2006, as the spike in oil prices and the flagging real estate market temporarily cooled investor sentiment. The market moved higher in mid-summer, as the Federal Reserve left rates unchanged in a series of meetings. That pause interrupted a string of 17 consecutive rate hikes dating to June 2004. The market rally gained further momentum in the fall of 2006, as energy prices continued to decline from their summer peak. Good corporate earnings and increasing merger activity generated further market momentum through the rest of the year.

•       The Fund maintained a diversified portfolio of stocks, with roughly 60% of the Fund’s investments tracking the S&P 500 Stock Index, and the remaining 40% tracking the Nasdaq 100 Index. Among the Fund’s common stock holdings, its largest sector weightings at December 31, 2006, were information technology, consumer discretionary, financials, health care and industrials.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

(1)          It is not possible to invest directly in an Index or a Lipper Classification. An Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. Lipper Averages are available as of month end only.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

F U N D   P E R F O R M A N C E

•       The Fund’s chief investment strategy seeks current earnings from option premiums. The level of option premium available from writing call options is dependent, to a large extent, on investors’ expectation of the future volatility of the underlying asset. This volatility expectation, or “implied volatility,” is the primary driving force in determining the level of option premiums.

•       The implied volatility of equity index options moderated in the second half of 2006, in step with a slow but steady advance in the U.S. capital markets. This low implied volatility was designed into options modeling and strategy. Should market volatility “revert to the mean” by increasing, the higher attendant implied volatilities – and thus, higher option premiums – benefit the Fund by giving Rampart the opportunity to generate more income and/or write call options further out-of-the-money.

A call option is out-of-the-money when its strike price is greater than the price of the underlying security. The Fund tends to write farther out-of-the-money options after a market decline (when implied volatility typically increases) – a good time to have more upside exposure. Conversely, the Fund tends to write closer-to-the-money options after a period of market strength (when implied volatility typically decreases) – a good time to be taking a more conservative position. In effect, this strategy seeks to emulate a “buy low (less hedge)/sell high (more hedge)” investment approach.

•       Management pursued a tax-managed strategy in order to minimize the impact of federal income taxes. The Fund used losses to offset gains, selected share lots for sale that would result in more favorable tax treatment and emphasized investments in stocks paying qualified dividend income.

Sector Weightings(1)

By total investments

(1)Reflects the Fund’s total investments as of December 31, 2006. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Performance

Average Annual Total Returns (by share price, New York Stock Exchange)

One Year	26.70%
Life of Fund (6/30/05)	15.24

Average Annual Total Returns (at  net  asset value)

One Year	11.69%
Life of Fund (6/30/05)	10.93

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at market share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than quoted. For performance as of the most recent month end, please refer to www.eatonvance.com.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.

Ten Largest Holdings (2)

By total investments
Microsoft Corp.	4.6%
Cisco Systems Inc.	3.1
QUALCOMM, Inc.	2.7
Apple Computer, Inc.	2.6
Google, Inc.	2.4
Exxon Mobil Corp.	2.4
General Electric Co.	2.3
Amgen, Inc.	2.0
Oracle Corp.	1.9
Citigroup, Inc.	1.7

(2)Ten Largest Holdings represented 25.7% of the Fund’s total investments as of December 31, 2006. Fund information may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2006

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.2%
Security	Shares	Value
Aerospace & Defense — 1.4%
General Dynamics Corp.	54,228	$4,031,852
Honeywell International, Inc.	153,464	6,942,711
Northrop Grumman Corp.	87,518	5,924,969
		$16,899,532
Air Freight & Logistics — 0.6%
FedEx Corp.	66,217	$7,192,491
		$7,192,491
Auto Components — 0.4%
Johnson Controls, Inc.	54,584	$4,689,857
		$4,689,857
Beverages — 1.1%
Brown-Forman Corp., Class B	10,403	$689,095
Coca-Cola Co.	117,208	5,655,286
PepsiCo, Inc.	119,822	7,494,866
		$13,839,247
Biotechnology — 4.6%
Amgen, Inc.(1)	355,963	$24,315,833
Biogen Idec, Inc.(1)	156,386	7,692,627
BioMarin Pharmaceutical, Inc.(1)	33,661	551,704
CV Therapeutics, Inc.(1)	80,933	1,129,825
Enzon Pharmaceuticals, Inc.(1)	85,000	723,350
Genzyme Corp.(1)	101,950	6,278,081
Gilead Sciences, Inc.(1)	213,291	13,848,985
Martek Biosciences Corp.(1)	20,000	466,800
Regeneron Pharmaceuticals, Inc.(1)	50,714	1,017,830
		$56,025,035
Capital Markets — 2.3%
Amvescap PLC	80,706	$1,989,403
Bank of New York Co., Inc.	228,487	8,995,533
Charles Schwab Corp.	97,584	1,887,275
Federated Investors, Inc., Class B	17,577	593,751
Franklin Resources, Inc.	73,904	8,142,004
Goldman Sachs Group, Inc.	26,059	5,194,862
T. Rowe Price Group, Inc.	21,876	957,513
		$27,760,341

Security	Shares	Value
Chemicals — 1.4%
Ashland, Inc.	1,339	$92,632
Dow Chemical Co.	137,985	5,511,121
Du Pont E.I. de Nemours Co.	14,281	695,628
Eastman Chemical Co.	33,114	1,963,991
Monsanto Co.	155,450	8,165,788
Rohm & Haas Co.	14,250	728,460
		$17,157,620
Commercial Banks — 2.2%
Comerica, Inc.	9,100	$533,988
Compass Bancshares, Inc.	11,751	700,947
First Horizon National Corp.	32,450	1,355,761
Huntington Bancshares, Inc.	21,800	517,750
Marshall & Ilsley Corp.	42,370	2,038,421
National City Corp.	208,604	7,626,562
Popular, Inc.	33,484	601,038
Regions Financial Corp.	55,048	2,058,795
Synovus Financial Corp.	18,347	565,638
Wells Fargo & Co.	288,882	10,272,644
		$26,271,544
Commercial Services & Supplies — 1.2%
Acco Brands Corp.(1)	11,126	$294,505
Avery Dennison Corp.	9,865	670,129
Cintas Corp.	213,538	8,479,594
Donnelley (R.R) & Sons Co.	85,009	3,021,220
Equifax, Inc.	17,858	725,035
Half (Robert) International, Inc.	15,046	558,508
Pitney Bowes, Inc.	21,262	982,092
		$14,731,083
Communications Equipment — 6.7%
Ciena Corp.(1)	21,580	$597,982
Cisco Systems, Inc.(1)	1,350,768	36,916,489
Corning, Inc.(1)	173,033	3,237,447
Motorola, Inc.	254,178	5,225,900
Nokia Oyj ADR	14,245	289,458
QUALCOMM, Inc.	861,389	32,551,890
Research in Motion, Ltd.(1)	13,702	1,750,842
		$80,570,008

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Computer Peripherals — 5.2%
Apple Computer, Inc.(1)	363,000	$30,796,920
Dell, Inc.(1)	376,767	9,453,084
International Business Machines Corp.	84,281	8,187,899
McDATA Corp., Class A(1)	130,906	726,528
Network Appliance, Inc.(1)	196,068	7,701,551
Palm, Inc.(1)	183,682	2,588,079
Seagate Technology	110,461	2,927,216
		$62,381,277
Construction & Engineering — 0.1%
Fluor Corp.	9,092	$742,362
		$742,362
Consumer Finance — 0.4%
Capital One Financial Corp.	60,518	$4,648,993
		$4,648,993
Containers & Packaging — 0.2%
Bemis Co., Inc.	19,722	$670,154
Temple-Inland, Inc.	33,131	1,525,020
		$2,195,174
Distributors — 0.1%
Genuine Parts Co.	12,694	$602,076
		$602,076
Diversified Consumer Services — 0.2%
H&R Block, Inc.	109,446	$2,521,636
		$2,521,636
Diversified Financial Services — 4.0%
Bank of America Corp.	328,964	$17,563,388
Chicago Mercantile Exchange Holdings, Inc.	2,000	1,019,500
CIT Group Inc.	12,621	703,873
Citigroup, Inc.	377,766	21,041,566
JPMorgan Chase & Co.	141,291	6,824,355
Moody's Corp.	26,753	1,847,562
		$49,000,244
Diversified Telecommunication Services — 2.0%
AT&T Corp.	195,287	$6,981,510

Security	Shares	Value
Diversified Telecommunication Services (continued)
BellSouth Corp.	28,744	$1,354,130
Citizens Communications Co.	425,089	6,108,529
Embarq Corp.	12,082	635,030
Verizon Communications, Inc.	251,832	9,378,224
		$24,457,423
Electric Utilities — 0.7%
PPL Corp.	59,438	$2,130,258
Progress Energy, Inc.	135,095	6,630,463
		$8,760,721
Electrical Equipment — 0.5%
Cooper Industries, Ltd., Class A	15,144	$1,369,472
Emerson Electric Co.	119,418	5,262,751
		$6,632,223
Electronic Equipment & Instruments — 0.2%
Agilent Technologies, Inc.(1)	80,301	$2,798,490
		$2,798,490
Energy Equipment & Services — 1.2%
Diamond Offshore Drilling, Inc.	41,269	$3,299,044
Halliburton Co.	247,660	7,689,843
Transocean, Inc.(1)	39,310	3,179,786
		$14,168,673
Food & Staples Retailing — 2.3%
CVS Corp.	244,991	$7,572,672
Safeway, Inc.	182,171	6,295,830
SUPERVALU, Inc.	15,863	567,102
Wal-Mart Stores, Inc.	281,358	12,993,112
		$27,428,716
Food Products — 0.8%
Campbell Soup Co.	16,880	$656,463
ConAgra Foods, Inc.	156,193	4,217,211
H.J. Heinz Co.	18,409	828,589
Hershey Co.	10,759	535,798
McCormick & Co., Inc.	15,743	607,050
Sara Lee Corp.	140,854	2,398,744
		$9,243,855

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Gas Utilities — 0.1%
Nicor, Inc.	28,999	$1,357,153
		$1,357,153
Health Care Equipment & Supplies — 1.4%
Baxter International, Inc.	53,182	$2,467,113
Becton, Dickinson and Co.	9,808	688,031
C.R. Bard, Inc.	8,005	664,175
Cooper Cos., Inc.	2,438	108,491
Hospira, Inc.(1)	13,496	453,196
Intuitive Surgical, Inc.(1)	13,918	1,334,736
LifeCell Corp.(1)	27,297	658,950
Medtronic, Inc.	115,235	6,166,225
Stryker Corp.	66,366	3,657,430
Zimmer Holdings, Inc.(1)	11,520	902,938
		$17,101,285
Health Care Providers & Services — 1.6%
Caremark Rx, Inc.	80,040	$4,571,084
Genesis HealthCare Corp.(1)	30,003	1,417,042
Health Management Associates, Inc., Class A	4,522	95,459
Humana, Inc.(1)	24,940	1,379,431
Manor Care, Inc.	34,326	1,610,576
McKesson Corp.	125,762	6,376,133
Omnicare, Inc.	14,000	540,820
Quest Diagnostics, Inc.	72,955	3,866,615
		$19,857,160
Hotels, Restaurants & Leisure — 1.9%
Carnival Corp.	19,600	$961,380
Harrah's Entertainment, Inc.	84,311	6,974,206
International Game Technology	18,708	864,310
McDonald's Corp.	13,554	600,849
Starbucks Corp.(1)	308,379	10,922,784
Starwood Hotels & Resorts Worldwide, Inc.	32,575	2,035,937
Tim Hortons, Inc.	15,241	441,379
Wendy's International Inc.	11,254	372,395
		$23,173,240
Household Durables — 1.2%
D.R. Horton, Inc.	62,229	$1,648,446
Fortune Brands, Inc.	40,476	3,456,246
Garmin, Ltd.	90,000	5,009,400

Security	Shares	Value
Household Durables (continued)
Stanley Works	56,752	$2,854,058
Whirlpool Corp.	23,719	1,969,151
		$14,937,301
Household Products — 1.1%
Colgate-Palmolive Co.	7,774	$507,176
Procter & Gamble Co.	200,625	12,894,169
		$13,401,345
Independent Power Producers & Energy Traders — 0.4%
TXU Corp.	79,912	$4,332,030
		$4,332,030
Industrial Conglomerates — 2.8%
General Electric Co.	761,087	$28,320,047
Textron Inc.	7,000	656,390
Tyco International, Ltd.	164,456	4,999,462
		$33,975,899
Insurance — 3.3%
ACE, Ltd.	68,766	$4,165,157
American International Group, Inc.	156,261	11,197,663
AON Corp.	21,504	759,951
Arthur J. Gallagher & Co.	115,781	3,421,329
Cincinnati Financial Corp.	13,382	606,338
Lincoln National Corp.	20,282	1,346,725
Marsh & McLennan Cos., Inc.	110,850	3,398,661
Progressive Corp.	14,112	341,793
Prudential Financial, Inc.	44,972	3,861,296
RenaissanceRe Holdings, Ltd.	33,585	2,015,100
SAFECO Corp.	12,497	781,687
St. Paul Travelers Cos., Inc.	139,548	7,492,332
W. R. Berkley Corp.	19,029	656,691
XL Capital Ltd., Class A	1,697	122,218
		$40,166,941
Internet & Catalog Retail — 0.7%
IAC/InterActiveCorp(1)	227,517	$8,454,532
		$8,454,532

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Internet Software & Services — 4.4%
eBay, Inc.(1)	414,488	$12,463,654
Google, Inc., Class A(1)	63,552	29,264,425
Yahoo!, Inc.(1)	426,913	10,903,358
		$52,631,437
IT Services — 2.1%
Automatic Data Processing, Inc.	67,402	$3,319,548
CheckFree Corp.(1)	91,365	3,669,218
Infosys Technologies, Ltd. ADR	73,468	4,008,414
MoneyGram International, Inc.	102,678	3,219,982
Paychex, Inc.	218,890	8,654,911
Satyam Computer Services, Ltd. ADR	106,132	2,548,229
		$25,420,302
Leisure Equipment & Products — 0.1%
Eastman Kodak Co.	19,707	$508,441
Mattel, Inc.	4,756	107,771
		$616,212
Life Sciences Tools & Services — 0.2%
Millipore Corp.(1)	9,704	$646,286
PerkinElmer, Inc.	28,152	625,819
Waters Corp.(1)	13,273	649,979
		$1,922,084
Machinery — 1.6%
Caterpillar, Inc.	110,370	$6,768,992
Danaher Corp.	39,155	2,836,388
Deere & Co.	56,159	5,339,036
Eaton Corp.	58,699	4,410,643
		$19,355,059
Media — 5.4%
CBS Corp., Class B	66,548	$2,074,967
Comcast Corp., Class A(1)	423,498	17,926,670
Dow Jones & Co., Inc.	21,109	802,142
Idearc, Inc.(1)	12,591	360,732
Meredith Corp.	10,785	607,735
NTL, Inc.	244,993	6,183,623
Omnicom Group, Inc.	40,734	4,258,332
Sirius Satellite Radio, Inc.(1)	728,642	2,579,393

Security	Shares	Value
Media (continued)
Time Warner, Inc.	461,816	$10,058,352
TiVo, Inc.(1)	326,806	1,673,247
Univision Communications, Inc., Class A(1)	94,667	3,353,105
Viacom, Inc., Class B(1)	62,696	2,572,417
Walt Disney Co.	368,043	12,612,834
		$65,063,549
Metals & Mining — 0.9%
Freeport-McMoRan Copper & Gold, Inc., Class B	116,752	$6,506,589
Nucor Corp.	71,463	3,906,168
		$10,412,757
Multiline Retail — 1.4%
Dollar General Corp.	35,000	$562,100
Federated Department Stores, Inc.	55,726	2,124,832
J.C. Penney Company, Inc.	18,426	1,425,435
Nordstrom, Inc.	87,000	4,292,580
Sears Holdings Corp.(1)	49,925	8,383,905
		$16,788,852
Multi-Utilities — 1.5%
Ameren Corp.	117,357	$6,305,592
KeySpan Corp.	19,542	804,740
NiSource, Inc.	233,391	5,624,723
PG&E Corp.	6,785	321,134
Public Service Enterprise Group, Inc.	77,955	5,174,653
		$18,230,842
Office Electronics — 0.1%
Xerox Corp.(1)	98,889	$1,676,169
		$1,676,169
Oil, Gas & Consumable Fuels — 4.5%
Chevron Corp.	55,781	$4,101,577
ConocoPhillips	180,588	12,993,307
EOG Resources, Inc.	34,122	2,130,919
Exxon Mobil Corp.	370,868	28,419,615
Hugoton Royalty Trust	3,445	84,747
Petrohawk Energy Corp.(1)	40,000	460,000
Sunoco Inc.	8,264	515,343
Valero Energy Corp.	11,660	596,526

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	218,252	$5,700,742
		$55,002,776
Paper and Forest Products — 0.1%
MeadWestvaco Corp.	45,728	$1,374,584
		$1,374,584
Pharmaceuticals — 4.5%
Abbott Laboratories	122,167	$5,950,755
Allergan, Inc.	6,128	733,767
Bristol-Myers Squibb Co.	331,596	8,727,607
Eli Lilly & Co.	92,218	4,804,558
Endo Pharmaceuticals Holdings, Inc.(1)	31,975	881,870
Johnson & Johnson Co.	143,589	9,479,746
Mylan Laboratories, Inc.	27,473	548,361
Pfizer, Inc.	528,005	13,675,329
Valeant Pharmaceuticals International	64,803	1,117,204
Wyeth	178,308	9,079,443
		$54,998,640
Real Estate Investment Trusts (REITs) — 0.3%
Host Hotels & Resorts, Inc.	19,942	$489,576
Plum Creek Timber Co., Inc.	14,401	573,880
Simon Property Group, Inc.	19,298	1,954,694
		$3,018,150
Road & Rail — 0.2%
CSX Corp.	24,910	$857,651
Norfolk Southern Corp.	17,741	892,195
Ryder System, Inc.	10,708	546,750
		$2,296,596
Semiconductors & Semiconductor Equipment — 6.2%
Analog Devices, Inc.	144,139	$4,737,849
Applied Materials, Inc.	669,505	12,352,367
ASML Holding N.V.(1)	130,002	3,201,949
Atheros Communications, Inc.(1)	76,210	1,624,797
Intel Corp.	806,082	16,323,160
Intersil Corp., Class A	53,271	1,274,242
LSI Logic Corp.(1)	140,907	1,268,163
Marvell Technology Group, Ltd.(1)	314,946	6,043,814

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Maxim Integrated Products, Inc.	262,593	$8,040,598
MEMC Electronic Materials, Inc.(1)	79,127	3,097,031
Micron Technology, Inc.(1)	125,916	1,757,787
National Semiconductor Corp.	106,880	2,426,176
NVIDIA Corp.(1)	205,118	7,591,417
PMC-Sierra, Inc.(1)	132,829	891,283
STMicroelectronics N.V.	85,975	1,581,940
Teradyne, Inc.(1)	127,301	1,904,423
Tessera Technologies, Inc.(1)	26,142	1,054,568
Verigy, Ltd.(1)	9,831	174,500
		$75,346,064
Software — 8.0%
Adobe Systems, Inc.(1)	255,331	$10,499,211
BMC Software, Inc.(1)	15,015	483,483
Business Objects SA ADR(1)	42,163	1,663,330
Compuware Corp.(1)	87,217	726,518
i2 Technologies, Inc.(1)	88,398	2,017,242
Microsoft Corp.	1,865,000	55,688,900
NAVTEQ Corp.(1)	54,574	1,908,453
Oracle Corp.(1)	1,332,429	22,837,833
Symantec Corp.(1)	16,314	340,147
Wind River Systems, Inc.(1)	63,851	654,473
		$96,819,590
Specialty Retail — 2.0%
Bed Bath and Beyond, Inc.(1)	184,051	$7,012,343
Best Buy Co., Inc.	87,871	4,322,374
Gap, Inc.	174,362	3,400,059
Lowe's Companies, Inc.	169,876	5,291,637
Men's Wearhouse, Inc.	32,380	1,238,859
Stein Mart, Inc.	23,963	317,749
Tiffany & Co.	16,186	635,139
TJX Companies, Inc.	84,338	2,401,946
		$24,620,106
Textiles, Apparel & Luxury Goods — 0.3%
Coach, Inc.(1)	22,579	$969,994
Hanesbrands, Inc.(1)	17,606	415,854
NIKE, Inc., Class B	28,394	2,811,858
		$4,197,706

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities as of December 31, 2006

PORTFOLIO OF INVESTMENTS CONT'D

Security	Shares	Value
Thrifts & Mortgage Finance — 0.1%
Accredited Home Lenders(1)	12,096	$329,979
MGIC Investment Corp.	8,152	509,826
PMI Group, Inc.	6,174	291,228
		$1,131,033
Tobacco — 1.2%
Altria Group, Inc.	102,975	$8,837,314
Reynolds American, Inc.	71,312	4,668,797
UST, Inc.	23,549	1,370,552
		$14,876,663
Trading Companies & Distributors — 0.1%
WW Grainger, Inc.	9,595	$671,074
		$671,074
Wireless Telecommunication Services — 0.7%
Alltel Corp.	87,000	$5,261,760
NII Holdings, Inc.(1)	57,839	3,727,145
		$8,988,905
Total Common Stocks (identified cost $1,056,590,619)		$1,212,934,657
Total Investments — 100.2% (identified cost $1,056,590,619)		$1,212,934,657

Covered Call Options Written — (0.8%)
Type of Contract	Number of Contracts	Premium Received	Value
Nasdaq 100 Index, Expires 1/20/07, Strike 1795	822	$2,464,685	$(863,100)
Nasdaq 100 Index, Expires 1/20/07, Strike 1800	822	2,735,945	(772,680)
Nasdaq 100 Index, Expires 1/20/07, Strike 1825	664	1,858,204	(265,600)
Nasdaq 100 Index, Expires 1/20/07, Strike 1830	400	1,055,360	(124,000)
S&P 500 Index, Expires 01/20/07, Strike 1415	1,019	1,817,080	(1,793,440)
S&P 500 Index, Expires 01/20/07, Strike 1420	3,608	6,073,942	(5,051,200)
S&P 500 Index, Expires 1/20/07, Strike 1430	532	810,836	(473,480)

Total Covered Call Options Written (premiums received $16,816,052)	$(9,343,500)
Other Assets, Less Liabilities — 0.6%	$6,786,320
Net Assets — 100%	$1,210,377,477

ADR - American Depository Receipt

(1)  Non-income producing security.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2006

Assets
Investments, at value (identified cost, $1,056,590,619)	$1,212,934,657
Cash	4,293,234
Receivable from transfer agent	1,970,827
Dividends and interest receivable	1,805,439
Tax reclaims receivable	1,032
Total assets	$1,221,005,189
Liabilities
Written options outstanding, at value (premiums received $16,816,052)	$9,343,500
Payable to affiliate for investment advisory fees	1,038,941
Payable to affiliate for Trustees' fees	6,251
Accrued expenses	239,020
Total liabilities	$10,627,712
Net assets applicable to common shares	$1,210,377,477
Sources of Net Assets
Common Shares, $0.01 par value, unlimited number of shares authorized, 62,942,018 shares issued and outstanding	$629,420
Additional paid-in capital	1,053,408,560
Accumulated net realized loss (computed on the basis of identified cost)	(7,478,501)
Undistributed net investment income	1,408
Net unrealized appreciation (computed on the basis of identified cost)	163,816,590
Net assets applicable to common shares	$1,210,377,477
Net Asset Value Per Common Share
($1,210,377,477 ÷ 62,942,018 common shares issued and outstanding)	$19.23

Statement of Operations

For the Year Ended
December 31, 2006

Investment Income
Dividends (net of foreign taxes, $4,033)	$18,778,965
Interest	259,474
Total investment income	$19,038,439
Expenses
Investment adviser fee	$12,017,006
Trustees' fees and expenses	14,355
Custodian fee	311,678
Printing and postage	244,376
Transfer and dividend disbursing agent fees	64,014
Legal and accounting services	49,858
Miscellaneous	16,743
Total expenses	$12,718,030
Deduct — Reduction of custodian fee	$50
Total expense reductions	$50
Net expenses	$12,717,980
Net investment income	$6,320,459
Realized and Unrealized Gain (Loss)
Net realized gain — Investment transactions (identified cost basis)	$29,832,177
Written options	4,615,092
Foreign currency transactions	8
Net realized gain	$34,447,277
Change in unrealized appreciation (depreciation) — Investments (identified cost basis)	$99,756,690
Written options	(7,569,024)
Net change in unrealized appreciation	$92,187,666
Net realized and unrealized gain	$126,634,943
Net increase in net assets from operations	$132,955,402

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Year Ended December 31, 2006	Period Ended December 31, 2005(1)
From operations — Net investment income	$6,320,459	$3,053,505
Net realized gain (loss) from investment transactions, written options, and foreign currency transactions	34,447,277	(19,565,159)
Net change in unrealized appreciation from investments and written options	92,187,666	71,628,924
Net increase in net assets from operations	$132,955,402	$55,117,270
Distributions to common shareholders — From net investment income	$(6,300,112)	$(3,053,505)
From net realized gain	(3,760,653)	(18,618,905)
From tax return of capital	(109,172,261)	(37,859,613)
Total distributions to common shareholders	$(119,233,026)	$(59,532,023)
Capital share transactions — Proceeds from sale of common shares	$—	$1,195,660,000 (2)
Reinvestment of distributions to common shareholders	4,137,915	2,340,341
Offering costs	—	(1,168,402)
Net increase in net assets from capital share transactions	$4,137,915	$1,196,831,939
Net increase in net assets	$17,860,291	$1,192,417,186
Net Assets Applicable to Common Shares
At beginning of year	$1,192,517,186	$100,000
At end of year	$1,210,377,477	$1,192,517,186
Undistributed net investment income included in net assets applicable to common shares
At end of year	$1,408	$—

(1)  For the period from the start of business, June 30, 2005, to December 31, 2005.

(2)  Proceeds from sales of shares net sales load paid of $56,340,000.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

FINANCIAL STATEMENTS CONT'D

Financial Highlights

Selected data for a common share outstanding during the periods stated
	Year Ended December 31,
	2006(1)	2005(1)(2)
Net asset value — Beginning of year	$19.010	$19.100	(3)
Income (loss) from operations
Net investment income	$0.101	$0.049	†
Net realized and unrealized gain	2.019	0.830
Total income from operations	$2.120	$0.879
Less distributions to common shareholders
From net investment income	$(0.100)	$(0.049)
From net realized gain	(0.060)	(0.297)
From tax return of capital	(1.740)	(0.604)
Total distributions to common shareholders	$(1.900)	$(0.950)
Common share offering costs charged to paid-in capital	$—	$(0.019)
Net asset value — End of year	$19.230	$19.010
Market value — End of year	$20.370	$17.750
Total Investment Return on Net Asset Value(4)	11.69%	4.72	%(5)
Total Investment Return on Market Value(4)	26.70%	(2.23	)%(5)
Ratios/Supplemental Data
Net assets applicable to common shares, end of year (000's omitted)	$1,210,377	$1,192,517
Ratios (As a percentage of average net assets):
Expenses before custodian fee reduction	1.06%	1.09	%(6)†
Expenses after custodian fee reduction	1.06%	1.09	%(6)†
Net investment income	0.53%	0.50	%(6)†
Portfolio Turnover	16%	16%

†    The operating expenses of the Fund reflect a reimbursement of organization expenses by the Advisor. Had such actions not been taken, the ratios and net investment income per share would have changed by less than 0.005% and $0.0005, respectively.

(1)  Computed using average common shares outstanding.

(2)  For the period from the start of business, June 30, 2005, to December 31, 2005.

(3)  Net Asset Value at beginning of period reflects the deduction of the sales load of $0.90 per share paid daily by the shareholder from the $20.00 offering price.

(4)  Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Total return is not computed on an annualized basis.

(5)  Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the the period reported. Total investment return on net asset value and total return on market value are not computed on an annualized basis.

(6)  Annualized.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS

1  Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund was organized under the laws of the Commonwealth of Massachusetts by an Agreement and Declaration of Trust dated March 30, 2005. The Fund's primary investment objective is to provide current income, with a secondary objective of capital appreciation. The Fund will pursue its investment objectives by investing primarily in a portfolio of mid- and large-capitalization common stocks, seeking to invest primarily in companies with above-average growth and financial strength. Under normal market conditions, the Fund will seek to generate current earnings from option premiums by selling covered call options on a substantial portion of its portfolio securities. The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ National Market System generally are valued at the official NASDAQ closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on the principal exchange or board of trade on which the options are traded or, in the absence of sales on such date, at the mean between the latest bid and asked prices therefore. Futures positions on securities and currencies generally are valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If short-term debt securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments held by the Fund for which valuations or market quotations are unavailable, and investments for which the price of the security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

B  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and /or securities. However, if the ex-dividend date has passed, certain dividend from foreign securities are recorded as the Fund is informed of the ex-dividend date. Interest income is recorded on the accrual basis.

C  Federal Taxes — The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable income, including any net realized capital gain on investments. Accordingly, no provision for federal income or excise tax is necessary.

D  Written Options — Upon the writing of a call option, an amount equal to the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written in accordance with the Fund's policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option.

E  Offering Costs — Costs incurred by the Fund in connection with the offering of the common shares were recorded as a reduction of capital paid in excess of par applicable to common shares.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on securities sold are determined on the basis of identified cost.

I  Expense Reduction — Investors Bank & Trust Company (IBT) serves as custodian of the Fund. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Fund maintains with IBT. All credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses in the Statement of Operations.

2  Distribution to Shareholders

The Fund intends to make quarterly distributions of net investment income and short-term gains in excess of long-term capital losses. At least annually the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of the distributions declared for the year ended December 31, 2006 and for the period from the start of business June 30, 2005 to December 31, 2005 was as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005
Distributions declared from:
Ordinary income	$6,300,112	$9,464,628
Long-Term Capital Gain	$3,760,653	$12,207,782
Return of Capital	$109,172,261	$37,859,613
	$119,233,026	$59,532,023

During the year ended December 31, 2006, accumulated net realized loss was decreased by $3,741,714, distributions in excess of net investment loss was decreased by $112,913,975 and paid-in capital was decreased by $109,172,261 primarily due to differences between book and tax accounting. This change had no effect on the net assets or the net asset value per share.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Unrealized gain	$163,812,049
Other temporary differences	$(7,472,552)

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Fund. Under the advisory agreement, EVM receives a monthly advisory fee in the amount of 1.00% annually of average daily gross assets of the Fund. For the year ended December 31, 2006, the advisory fee amounted to $12,017,006. Pursuant to sub-advisory agreements, EVM has delegated a portion of the investment management to Parametric Portfolio Associates, LLC (Parametric), an affiliate, and EVM has delegated the investment management of the Fund's option strategy to Rampart

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

Investment Management Company (Rampart). EVM pays Parametric and Rampart a portion of the advisory fee for sub-advisory services provided to the Fund.

Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2006, no significant amounts have been deferred.

Certain officers and Trustees of the Fund are officers of the above organization.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $189,181,000 and $286,953,054 respectively, for the year ended December 31, 2006.

5  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of investments owned by the Fund at December 31, 2006, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,056,595,160
Gross unrealized appreciation	$179,282,853
Gross unrealized depreciation	(22,943,356)
Net unrealized appreciation	$156,339,497

6  Common Shares of Beneficial Interest

The Agreement and Declaration of Trust permits the Fund to issue an unlimited number of full and fractional $0.01 par value common shares of beneficial interest. Transactions in common shares were as follows:

	Year Ended December 31, 2006	Period Ended December 31, 2005(1)
Sales	—	62,605,000
Issued to shareholders electing to receive payments of distributions in Fund shares	216,444	120,574
Net increase	216,444	62,725,574

(1)  For the period from the start of business, June 30, 2005 to December 31, 2005.

7  Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts and financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at December 31, 2006 is included in the Portfolio of Investments.

Written call options activity for the year ended December 31, 2006 was as follows:

	Number of Contracts	Premiums Received
Outstanding, beginning of period	8,649	$17,480,251
Options written	100,760	195,053,067
Options terminated in closing purchase transactions	(101,542)	(195,717,266)
Outstanding, end of period	7,867	$16,816,052

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2006, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8  Recently Issued Accounting Pronouncements

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, (FIN 48) "Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109". FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, "Accounting for Income Taxes." This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective during the first

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

NOTES TO FINANCIAL STATEMENTS CONT'D

required financial reporting period for fiscal years beginning after December 15, 2006. Management is currently evaluating the impact of applying the various provisions of FIN 48.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, (FAS 157) "Fair Value Measurements". FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact the adoption of FAS 157 will have on the Fund's financial statement disclosures.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders
of Eaton Vance Tax-Managed Buy-Write Opportunities Fund:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the "Fund"), including the portfolio of investments, as of December 31, 2006, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, June 30, 2005 to December 31, 2005. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006, the results of its operations for the year then ended, its changes in its net assets and its financial highlights for the year then ended and the period from the start of business, June 30, 2005 to December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2007

Eaton Vance Tax-Managed Buy-Write Opportunities Fund as of December 31, 2006

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2007 will show the tax status of all distributions paid to your account in calendar 2006. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund's fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the status of capital gain dividends.

Qualified Dividend Income. The Fund designates approximately $16,532,091, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund's dividend distribution that qualifies under tax law. For the Fund's fiscal 2006 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

Long-term Capital Gain Distributions. The Fund designates $3,760,653 as long-term capital gains distribution.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders may elect to have dividends and capital gains distributions automatically reinvested in common shares (the Shares) of the Fund. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc. as dividend paying agent. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund's transfer agent, PFPC Inc. or you will not be able to participate.

The Plan Agent's service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, PFPC Inc., at 1-800-331-1710.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

  Please print exact name on account:

  Shareholder signature  Date

  Shareholder signature  Date

  Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

  Eaton Vance Tax-Managed Buy-Write Opportunities Fund
c/o PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027
800-331-1710

Number of Employees

The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders

As of December 31, 2006, our records indicate that there are 41 registered shareholders and approximately 42,900 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

  Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

New York Stock Exchange symbol

The New York Stock Exchange Symbol is ETV.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund's board of trustees, including by a vote of a majority of the trustees who are not "interested persons" of the fund ("Independent Trustees") cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a "Board") of the Eaton Vance group of mutual funds (the "Eaton Vance Funds") held on March 27, 2006, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February and March 2006. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;

•  An independent report comparing each fund's total expense ratio and its components to comparable funds;

•  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;

•  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;

•  Profitability analyses for each adviser with respect to each fund managed by it;

Information about Portfolio Management

•  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;

•  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through "soft dollar" benefits received in connection with the funds' brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;

•  Data relating to portfolio turnover rates of each fund;

•  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•  Reports detailing the financial results and condition of each adviser;

•  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;

•  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

•  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;

•  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds' administrator; and

•  The terms of each advisory agreement.

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve month period ended March 31,

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

2006, the Board met nine times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met eight, twelve and five times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund's investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund's investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreement of the Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the "Fund") with Eaton Vance Management (the "Adviser"), and the sub-advisory agreements with Parametric Portfolio Associates, LLC ("PPA") and Rampart Investment Management Company, Inc. ("Rampart," and with PPA, the "Sub-advisers") including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of the respective agreements. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and the sub-advisory agreements for the Fund

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-advisers.

The Board considered the Adviser's and the Sub-advisers' management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising each Sub-adviser and coordinating their activities in implementing the Fund's investment strategy. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S & P 500 Index and the NASDAQ 100. With respect to PPA, the Board noted PPA's experience in deploying quantitative-based investment strategies. With respect to Rampart, the Board considered Rampart's business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser and Sub-advisers and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory and sub-advisory agreements.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS CONT'D

Fund Performance

The Board compared the Fund's investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the period from inception (June 2005) through September 30, 2005 for the Fund. On the basis of the foregoing and other relevant information, the Board concluded that the performance of the Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as "management fees"). As part of its review, the Board considered the Fund's management fees and total expense ratio for the period from inception (June 2005) through September 30, 2005, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services and the Fund's total expense ratio are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including PPA, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including PPA, in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Rampart's profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including PPA, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser's profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Tax-Managed Buy-Write Opportunities Fund (the Fund) are responsible for the overall management and supervision of the Fund's affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and trustees' term of office is noted below. The "noninterested Trustees" consist of those Trustees who are not "interested persons" of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" refers to Eaton Vance Corp., "EV" refers to Eaton Vance, Inc., and "Parametric" refers to Parametric Portfolio Associates. "EVM" refers to Eaton Vance Management, "BMR" refers to Boston Management and Research, "EVD" refers to Eaton Vance Distributors, Inc., and "Pararmetric" refers to Parametric Portfolio Associates. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Interested Trustee

James B. Hawkes 11/9/41	Trustee and Vice President	Until 2009. 3 years. Trustee and Vice President since 2005	Chairman and Chief Executive Officer of EVC, BMR, EVM and EV; Director of EV; Vice President and Director of EVD. Trustee and/or officer of 170 registered investment companies in the Eaton Vance Fund Complex. Mr. Hawkes is an interested person because of his positions with BMR, EVM, EVC and EV, which are affiliates of the Fund.	170	Director of EVC

Noninterested Trustee(s)

Benjamin C. Esty 1/2/63	Trustee	Until 2009. 3 years. Trustee since 2005	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration (since 2003). Formerly, Associate Professor, Harvard University Graduate School of Business Administration (2000-2003).	170	None

Samuel L. Hayes, III 2/23/35	Trustee and Chairman of the Board	Until 2009. 3 years. Trustee and Chairman of the Board since 2005	Jacob H. Schiff Professor of Investment Banking Emeritus, Harvard University Graduate School of Business Administration. Director of Yakima Products, Inc. (manufacturer of automotive accessories) (since 2001) and Director of Telect, Inc. (telecommunications services company).	170	Director of Tiffany & Co. (specialty retailer)

William H. Park 9/19/47	Trustee	Until 2007. 3 years. Trustee since 2005	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (a holding company owning institutional investment management firms) (1982-2001).	170	None

Ronald A. Pearlman 7/10/40	Trustee	Until 2007. 3 years. Trustee since 2005	Professor of Law, Georgetown University Law Center.	170	None

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT'D

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen By Trustee(1)	Other Directorships Held
Noninterested Trustee(s) (continued)

Norton H. Reamer 9/21/35	Trustee	Until 2008. 3 years. Trustee since 2005	President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) (since October 2003). President, Unicorn Corporation (an investment and financial advisory services company) (since September 2000). Formerly, Chairman and Chief Operating Officer, Hellman, Jordan Management Co., Inc. (an investment management company) (2000-2003). Formerly, Advisory Director of Berkshire Capital Corporation (investment banking firm) (2002-2003).	170	None

Lynn A. Stout 9/14/57	Trustee	Until 2008. 3 years. Trustee since 2005	Professor of Law, University of California at Los Angeles School of Law.	170	None

Ralph F. Verni 1/26/43	Trustee	Until 2008. 3 years. Trustee since 2005	Consultant and private investor.	170	None

Principal Officers who are not Trustees

Name and Date of Birth	Position with the Fund	Term of Office and Length of Service	Principal Occupation(s) During Past Five Years
Duncan W. Richardson 10/26/57	President	Since 2005	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies managed by EVM or BMR.

Thomas E. Faust Jr. 5/31/58	Vice President	Since 2005	President of EVC, EVM, BMR and EV and Director of EVC. Chief Investment Officer of EVC, EVM and BMR. Officer of 71 registered investment companies and 5 private investment companies managed by EVM or BMR.

Michael R. Mach 7/15/47	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 51 registered investment companies managed by EVM or BMR.

Cliff Quisenberry, Jr. 1/1/65	Vice President	Since 2005	Vice President and Director of Research and Product Development of Parametric. Officer of 30 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2005	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Judith A. Saryan 8/21/54	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

Alan R. Dynner 10/10/40	Secretary	Since 2005	Vice President, Secretary and Chief Legal Officer of BMR, EVM, EVD, EV and EVC. Officer of 170 registered investment companies managed by EVM or BMR.

Paul M. O'Neil 7/11/53	Chief Compliance Officer	Since 2005	Vice President of EVM and BMR. Officer of 170 registered investment companies managed by EVM or BMR.

(1)  Includes both master and feeder funds in a master-feeder structure.

In accordance with seetion 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund's Annual CEO Certification certifying as to compliance with NYSE's Corporate Governance Listing Standards was submitted to the Exchange on May 22, 2006. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

Investment Adviser of Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Advisers of Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Parametric Portfolio Associates

1151 Fairview Avenue N.
Seattle, WA 98109

Rampart Investment Management Company, Inc.

One International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Buy-Write Opportunities Fund
Eaton Vance Management

The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian
Investors Bank & Trust Company

200 Clarendon Street
Boston, MA 02116

Transfer Agent
PFPC Inc.

Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Buy-Write Opportunities Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

2551-2/07  CE-TMBWOFSRC

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman and  Chief Operating Officer of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

(a)-(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2005 and December 31, 2006 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/05	12/31/06

Audit Fees	$31,540	$32,790

Audit-Related Fees(1)	15,000	0

Tax Fees(2)	6,405	7,650

All Other Fees(3)	0	0

Total	$52,945	$40,440

(1)                                  Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)                                  Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)                                  All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”).  The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities.  As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees.  Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually.  The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2006; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/05	12/31/06

Registrant	$21,405	$7,650

Eaton Vance(1)	$179,500	$69,600

(1)                                  The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended.  Norton H. Reamer (Chair), Samuel L. Hayes, III, William H. Park, Lynn A. Stout and Ralph E. Verni are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below.  The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year.  In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy.  The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services.  The investment adviser will generally vote proxies through the Agent.  The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies.  It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent.  The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies.  The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies.  The investment adviser generally supports management on social and environmental proposals.  The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients.  The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists.  If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Portfolio Management

EVM is investment adviser to the Fund.  EVM has engaged its affiliate, Parametric Portfolio Associates LLC (“Parametric”), as a sub-adviser to the Fund responsible for structuring and managing the Fund’s common stock portfolio, including tax-loss harvesting and other tax-management techniques.  In addition, EVM has engaged Rampart Investment Management Company, Inc. (“Rampart”) to serve as a sub-adviser to the Fund to provide advice on and execution of the Fund’s options strategy.

Walter A. Row and other EVM investment professionals comprise the investment team responsible for managing the Fund’s overall investment program, providing the sub-advisers with research support and supervising the performance of the sub-advisers.  Mr. Row is the portfolio manager responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio.  Biographical information about Mr. Row is provided in the table above.

David Stein, Ph.D., and Thomas Seto are the Parametric portfolio managers responsible for the day-to-day management of the Fund’s common stock portfolio.  Mr. Stein is Managing Director and Chief Investment Officer at Parametric, where he leads the investment, research and technology activities.  Prior to joining Parametric, Mr. Stein held senior research, development and portfolio management positions at GTE Investment Management Corp, the Vanguard Group and IBM Retirement Funds.  Mr. Seto is a Vice President and the Director of Portfolio Management at Parametric where he is responsible for all portfolio management, including taxable, tax-exempt, quantitative-active and international strategies.  Prior to joining Parametric, Mr. Seto served as the Head of U.S. Equity Index Investments at Barclays Global Investors.

Ronald M. Egalka is the portfolio manager at Rampart responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.

The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category.  The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of ccounts Paying a Performance Fee*
Walter A. Row
Registered Investment Companies	7	$9,170.5	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
David Stein
Registered Investment Companies	3	$4,571.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	0	$0	0	$0
Thomas Seto
Registered Investment Companies	3	$4,571.0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	8,174	$15,405.3	0	$0
Ronald M. Egalka
Registered Investment Companies	6	$9,166.8	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	378	$1,719.9	0	$0

*  In millions of dollars. For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Fund
Walter A. Row	$10,001 - $50,000
David Stein	None
Thomas Seto	None
Ronald M. Egalka	$10,001 - $50,000

Potential for Conflicts of Interest.  The portfolio managers manage multiple investment portfolios.  Conflicts of interest may arise between a portfolio manager’s management of the Fund and his management of these other investment portfolios. Potential areas of conflict may include allocation of a portfolio manager’s time, investment opportunities and trades among investment portfolios, including the Fund, personal securities transactions and use of Fund portfolio holdings information.   In addition, some investment portfolios may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for a portfolio manager in the allocation of management time and investment opportunities.  EVM and each sub-adviser have adopted policies and procedures that they believe are reasonably designed to address these conflicts.  There is no guarantee that such policies and procedures will be effective or that all potential conflicts will be anticipated.

Portfolio Manager Compensation Structure

EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock and/or restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to all EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to risk-adjusted performance. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Parametric

Compensation of Parametric portfolio managers and other investment professional has three primary components: (1) a base salary, (2) a quarterly cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock.  Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric investment professionals is reviewed primarily on an annual basis. Stock-based compensation awards and adjustments in base salary and bonus are typically paid and/or put into effect at or shortly after calendar year-end.

Method Parametric uses to Determine Compensation. Parametric seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. The compensation of portfolio managers with other job responsibilities (such as product development) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and EVC, its parent company. Cash bonuses are determined based on a target percentage of Parametric profits. While the salaries of Parametric portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate substantially from year to year, based on changes in financial performance and other factors.

Rampart

The identified Rampart portfolio manager is a founding shareholder of Rampart. The compensation of the portfolio manager has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.

Rampart compensates its founding shareholders, including the identified portfolio manager, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio manager’s salary.

Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio manager are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases this filing.

Item 10.  Submission of Matters to a Vote of Security Holders.

No material Changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)           Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)       Treasurer’s Section 302 certification.

(a)(2)(ii)      President’s Section 302 certification.

(b)               Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Tax-Managed Buy-Write Opportunities Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 16, 2007

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 16, 2007